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Exhibit 21.1

BROADVISION, INC. AND SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

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  BroadVision Switzerland, A.G., organized under the laws of Switzerland

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  BroadVision Franc, S.A., organized under the laws of France

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  BroadVision Germany GmbH, organized under the laws of Germany

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  BroadVision U.K., Ltd., organized under the laws of the United Kingdom

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  BroadVision B.V., organized under the laws of the Netherlands

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  BroadVision Professional Services (formerly Fidutec Information Technology, SA), organized under the laws of Switzerland

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  BroadVision Srl, organized under the laws of Italy

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  BroadVision Asia Pacific Ltd., organized under the Companies Ordinance of Hong Kong

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  BroadVision Singapore PTE. LTD., organized under the laws of Singapore

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  BroadVision Korea Company LTD., organized under the laws of Korea

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  BroadVision Argentina S.R.L., organized under the laws of Argentina

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  BroadVision Scandinavia AB, organized under the laws of Sweden

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  BroadVision Iberica S.A., organized under the laws of Spain

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  BroadVision do Brazil Ltda., organized under the laws of Brazil

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  BroadVision Austria GmbH, organized under the laws of Austria

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  BroadVision China, organized under the laws of China

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  Interleaf Inc., organized under the laws of the state of Massachusetts

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  BroadVision Canada Inc organized under the laws of Canada

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  BroadVision Australia PTY Ltd. organized under the laws of Australia

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  BroadVision Benelux N.V. organized under the laws of Belgium

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  BroadVision BV Limited, organized under the laws of Bermuda

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  Nihon BroadVision KK organized under the laws of Japan

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  Interleaf GmbH organized under the laws of Germany

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  PDR Automated Systems organized under the laws of the state of Kentucky

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  Interleaf World Trade Inc, organized under the laws of the state of Delaware.

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  Interleaf FSC, organized under the laws of the BVI.

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  e-content.com Inc, organized under the laws of the state of Delaware

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  e-publishing corporation, organized under the laws of the state of Delaware

  •
  e-ventures inc., organized under the laws of the state of Delaware

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  Horizon Interactive Inc, organized under the laws of the state of Colorado

  •
  Docu-net, Inc organized under the laws of the state of Wisconsin

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  Exhibit 21.1
BROADVISION, INC. AND SUBSIDIARIES SUBSIDIARIES OF THE REGISTRANT